UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 27, 2004

                     TRANSPORT CORPORATION OF AMERICA, INC.
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             (Exact name of registrant as specified in its charter)

          Minnesota                     0-24908                  41-1386925
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(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

        1715 Yankee Doodle Road,
            Eagan, Minnesota                                       55121
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(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code (651) 686-2500

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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Item 2.02 Results of Operations and Financial Condition

On October 27, 2004, the registrant issued a press release regarding the registrant's results of operations for the third quarter of fiscal 2004. The full text of the press release is filed as Exhibit 99.1 to this Form 8-K.

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2004

                                        By /s/ Michael J. Paxton
                                           -------------------------------------
                                           Michael J. Paxton,
                                           President and Chief Executive Officer